                                                                      EXHIBIT 25

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert P. Hauptfuhrer and Edward W. Moneypenny, and each of them (with full power to each of them to act alone), his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities to sign the Annual Report of Oryx Energy Company for the fiscal year ended December 31, 1993 on Form 10-K pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 and any or all amendments to the Annual Report and to file the same, with all exhibits thereto and other documents in connection therewith with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitutes, may lawfully do or cause to be done by virtue hereof.

                      SIGNATURE                                         TITLE                         DATE
- ------------------------------------------------------  --------------------------------------  -----------------
                  /s/ ROBERT P. HAUPTFUHRER             Chairman of the Board, and Chief        March 3, 1994
     -------------------------------------------         Executive Officer (principal
                Robert P. Hauptfuhrer                    executive officer)
                      /s/ ROBERT L. KEISER              President, Chief Operating Officer and  March 3, 1994
     -------------------------------------------         Director
                   Robert L. Keiser
                   /s/ EDWARD W. MONEYPENNY             Senior Vice President, Finance, and     March 3, 1994
     -------------------------------------------         Chief Financial Officer (principal
                 Edward W. Moneypenny                    financial officer)
                       /s/ BARRY L. STRONG              Comptroller (principal accounting       March 3, 1994
     -------------------------------------------         officer)
                   Barry L. Strong
                    /s/ WILLIAM E. BRADFORD             Director                                March 3, 1994
     -------------------------------------------
                 William E. Bradford
                      /s/ CAROL E. DINKINS              Director                                March 3, 1994
     -------------------------------------------
                   Carol E. Dinkins
                        /s/ ROBERT B. GILL              Director                                March 3, 1994
     -------------------------------------------
                    Robert B. Gill
                 /s/ C. JACKSON GRAYSON, JR.            Director                                March 3, 1994
     -------------------------------------------
               C. Jackson Grayson, Jr.
                  /s/ DAVID S. HOLLINGSWORTH            Director                                March 3, 1994
     -------------------------------------------
                David S. Hollingsworth
                  /s/ CHARLES H. PISTOR, JR.            Director                                March 3, 1994
     -------------------------------------------
                Charles H. Pistor, Jr.
                       /s/ PAUL R. SEEGERS              Director                                March 3, 1994
     -------------------------------------------
                   Paul R. Seegers
                   /s/ IAN L. WHITE-THOMSON             Director                                March 3, 1994
     -------------------------------------------
                 Ian L. White-Thomson

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